              PRUDENTIAL GLOBAL GENESIS FUND, INC.

                Supplement dated May 2, 1997 to
    Statement of Additional Information dated July 30, 1996

     The following information supplements the Statement of Additional Information for Prudential Global Genesis Fund, Inc.

                    FOREIGN STOCK MARKETS HAVE OFTEN
                    OUTPERFORMED THOSE IN THE U.S.

                    Average Annual Total Returns of Major
                    World Stock Markets
                    (3/31/87 - 3/31/97)

                    HONG KONG                 19.7%
                    NETHERLANDS               17.0%
                    SWEDEN                    16.7%
                    DENMARK                   15.3%
                    BELGIUM                   14.1%
                    UNITED STATES             13.6%

                    Source: Morgan Stanley Capital International based on data retrieved from Lipper Analytical New Applications (LANA) as of 3/31/97. Morgan Stanley country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

MF136C-3 (5/2/97)